Phoenix Investment Partners
                           ANNUAL REPORT

                                                 APRIL 30, 2000


                GOODWIN



                                                 Phoenix-Goodwin
                                                 California Tax
                                                 Exempt Bonds, Inc.






[LOGO]

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for Phoenix-Goodwin California Tax Exempt Bonds, Inc. for the 12 months ended April 30, 2000.

  On the following pages, your Fund's portfolio manager discusses his investment strategy over the last year and his outlook for the next six months. We hope you find these comments useful and informative. If you have any questions, please call your financial advisor or a Phoenix customer service representative at 1-800-243-1574 between 8 a.m. and 6 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 2000

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGER, TIMOTHY M. HEANEY, CFA

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for California residents who want to minimize payment of federal and state income tax. Investors should note that income from the Fund may be subject to state and local taxes and the alternative minimum tax, if applicable.

Q: HOW DID THE FUND PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended April 30, 2000, the return for Class A shares was (2.17)% and the return for Class B shares was (2.98)% compared with an average return of (3.49)% for a peer group of 110 mutual funds, according to Lipper, Inc. For the same period, the return for the Lehman Brothers Municipal Bond Index(1) was (0.92)%, and the Lehman Brothers California Municipal Bond Index(1) returned (1.38)%. All performance figures assume the reinvestment of distributions and exclude the effect of sales charges. Index returns do not reflect investment management or other mutual fund-related fees.

Q: WHAT FACTORS AFFECTED PERFORMANCE?

A: After starting the reporting year at a yield of approximately 5.08%, high quality long-term municipal yields rose by 72 basis points over the next 12 months as the Federal Reserve raised the Fed Funds rate five times for a total of 100 basis points. The Fed's tightening monetary policy is in response to a strong national economy that is being stretched to capacity and to fears that continued economic growth could force labor costs higher and put inflationary pressure on prices. The Fund's exposure to higher coupon, shorter maturity issues and higher quality bonds contributed positively to performance during this rising interest rate environment. However, performance was limited by the Fund's exposure to longer duration, lower coupon discount bonds, which were under price pressure during the period.

Q: WHAT IS YOUR OUTLOOK FOR CALIFORNIA-ISSUED CREDITS?

A: The credit outlook for California remains positive as economic, personal income and employment growth continue to outpace the national averages. Personal income levels, which had experienced growth levels below the national average during the early 1990's, continue to be strong, with 1999's gains the strongest experienced since 1988. Also, unemployment levels have declined below 5% for the first time since the 1970's as California's robust economy continues to create jobs. However, the state's growing infrastructure needs and education demands on its budget will present fiscal challenges going forward.

Q: HOW IS THE PORTFOLIO GIVEN YOUR CURRENT OUTLOOK?

A: Credit quality yield spreads, although higher recently, are still at historically narrow levels, indicating investors are not being fairly compensated for the risks inherent in lower-rated bonds. Our current strategy is to continue to emphasize higher quality "essential service" bonds, such as water and sewer issues, as these credits generally provide the highest levels of credit protection.

                                                                    MAY 23, 2000

(1)THE LEHMAN BROTHERS MUNICIPAL BOND INDEX MEASURES LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND PERFORMANCE. THE LEHMAN BROTHERS CALIFORNIA MUNICIPAL BOND INDEX MEASURES CALIFORNIA-ISSUED LONG-TERM, INVESTMENT-GRADE TAX-EXEMPT MUNICIPAL BOND PERFORMANCE. PERFORMANCE IS CALCULATED ON A TOTAL-RETURN BASIS WITH DISTRIBUTIONS REINVESTED, AS REPORTED BY FRANK RUSSELL COMPANY. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Goodwin California Tax Exempt Bonds, Inc.

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/00

                                                            INCEPTION    INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 4/30/00       DATE
                                ------  -------  --------  -----------  ------------
Class A Shares at NAV(2)        (2.17)%   4.94%     6.28%         --            --
Class A Shares at POP(3)        (6.82)    3.93      5.76          --            --
Class B Shares at NAV(2)        (2.98)    4.16        --        4.32%      7/26/94
Class B Shares with CDSC(4)     (6.66)    4.16        --        4.32       7/26/94
Lehman Brothers Municipal Bond
  Index                         (0.92)    5.92      7.17        5.93        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5)  Index information from 7/31/94 to 4/30/00.
(6) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(7) The Lehman Brothers Municipal Bond Index is an unmanaged, commonly used measure of long-term, investment-grade tax-exempt municipal bond total return performance. The Lehman Brothers Municipal Bond Index performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       PHOENIX CALIFORNIA
     TAX EXEMPT BONDS, INC.      LEHMAN BROTHERS
           CLASS A(6)        MUNICIPAL BOND INDEX(7)
90                $9,525.00               $10,000.00
91               $10,592.00               $11,149.00
92               $11,511.00               $12,210.00
93               $12,706.00               $13,754.00
94               $12,934.00               $14,050.00
95               $13,754.00               $14,985.00
96               $14,706.00               $16,177.00
97               $15,524.00               $17,252.00
98               $16,896.00               $18,856.00
99               $17,896.00               $20,165.00
00               $17,507.00               $19,979.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/00
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Pre-Refunded                40%
General Obligation          14%
General                     11%
Municipal Utility District  10%
Water                        6%
Development                  5%
Airport                      4%
Other                       10%

Phoenix-Goodwin California Tax Exempt Bonds, Inc.

  TEN LARGEST HOLDINGS AT APRIL 30, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  L.A. Wastewater System Revenue Series D                        7.9%
        UTILITY REVENUE BOND
    2.  Riverside County 7.80%, 5/1/21                                 6.4%
        PRE-REFUNDED REVENUE BOND
    3.  MSR Public Power Agency Series D                               4.9%
        PRE-REFUNDED REVENUE BOND
    4.  Culver City Redevelopment Financing Authority Revenue          4.8%
        DEVELOPMENT REVENUE BOND
    5.  Redwood City Elementary School District                        4.6%
        GENERAL OBLIGATION BOND
    6.  Huntington Park Redevelopment Agency                           3.9%
        PRE-REFUNDED REVENUE BOND
    7.  Anaheim Public Financing Series C                              3.5%
        GENERAL REVENUE BOND
    8.  Puerto Rico Electric Power Authority Series P                  3.3%
        PRE-REFUNDED REVENUE BOND
    9.  Walnut Valley Unified School District                          3.2%
        Series A G.O.
        GENERAL OBLIGATION BOND
   10.  California State G.O.                                          3.1%
        GENERAL OBLIGATION BOND

                         INVESTMENTS AT APRIL 30, 2000

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
MUNICIPAL TAX-EXEMPT BONDS--98.3%
AIRPORT REVENUE--4.1%
San Francisco Airport Revenue 6.25%,
5/1/10 (FGIC Insured)...................      AAA       $ 1,000  $ 1,055,000
San Francisco Airport Revenue 4.50%,
5/1/28 (MBIA Insured)...................      AAA         2,720    2,152,200
                                                                 -----------
                                                                   3,207,200
                                                                 -----------
DEVELOPMENT REVENUE--4.8%
Culver City Redevelopment Financing
Authority Revenue 4.60%, 11/1/20 (AMBAC
Insured)................................      AAA         4,500    3,763,125
GENERAL OBLIGATION--14.2%
California State G.O. 5.50%, 4/1/08
(MBIA Insured)..........................      AAA         1,500    1,560,000
California State G.O. 4.50%, 12/1/21
(FGIC Insured)..........................      AAA         3,000    2,445,000
Central School District San Bernardino
County Series A G.O. 7.05%, 5/1/16......      A(b)        1,000    1,038,980
Redwood City Elementary School District
5%, 8/1/15 (FGIC Insured)...............      AAA         3,875    3,666,719
Walnut Valley Unified School District
Series A G.O. 0%, 8/1/19 (MBIA
Insured)................................      AAA         8,480    2,533,400
                                                                 -----------
                                                                  11,244,099
                                                                 -----------
GENERAL REVENUE--10.6%
Anaheim Public Financing Series C 6%,
9/1/16 (FSA Insured)....................      AAA         2,600    2,743,000
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
GENERAL REVENUE--CONTINUED
California Educational Facilities
Authority Revenue Series N 5.20%,
12/1/27.................................      AAA       $ 2,000  $ 1,822,500
Orange County Recovery COP Series A
5.80%, 7/1/16 (MBIA Insured)............      AAA         1,500    1,520,625
Pomona Public Financing Authority
Revenue 5%, 2/1/30 (MBIA Insured).......      AAA         1,550    1,334,937
San Mateo County Lease Revenue 5.125%,
7/1/18 (MBIA Insured)...................      AAA         1,000      938,750
                                                                 -----------
                                                                   8,359,812
                                                                 -----------
MEDICAL REVENUE--3.7%
California Health Facilities Financing
Authority 7.30%, 11/1/20 (CA Mortgage
Insured)................................      AA-         1,400    1,441,314
California Health Facilities Financing
Authority 6.25%, 7/1/22.................      AA-         1,500    1,513,125
                                                                 -----------
                                                                   2,954,439
                                                                 -----------
MULTIFAMILY REVENUE--2.6%
L.A. Community Redevelopment Agency
Series A 6.55%, 1/1/27 (AMBAC/FHA
Insured)................................      AAA         2,000    2,057,500
MUNICIPAL UTILITY DISTRICT REVENUE--10.3%
Delta Diablo Sanitation District COP 0%,
12/1/16 (MBIA Insured)..................      AAA         1,070      413,287
L.A. Wastewater System Revenue Series D
4.70%, 11/1/17 (FGIC Insured)...........      AAA         7,000    6,212,500

4                      See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bonds, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
MUNICIPAL UTILITY DISTRICT REVENUE--CONTINUED
Sacramento Municipal Utility District
Electric Revenue Series K 5.75%, 7/1/18
(AMBAC Insured).........................      AAA       $ 1,500  $ 1,526,250
                                                                 -----------
                                                                   8,152,037
                                                                 -----------
POWER REVENUE--3.0%
Northern California Power Agency Public
Power Revenue Series A 5.20%, 7/1/32....      AAA         1,120      994,000
Sacramento Cogeneration Authority
Project Revenue 6.375%, 7/1/10..........      BBB           500      512,500
Southern California Public Power
Authority Revenue 5.50%, 7/1/20.........       A            915      862,388
                                                                 -----------
                                                                   2,368,888
                                                                 -----------
PRE-REFUNDED--39.0%
Covina Community Redevelopment Agency
8.80%, 1/1/08(c)........................       NR         1,095    1,253,775
Hayward Hospital Revenue (St. Rose
Hospital) 10%, 10/1/04(c)...............      AAA           360      396,000
Huntington Park Redevelopment Agency 8%,
12/1/19(c)..............................      AAA         2,400    3,096,000
L.A. Harbor Department 7.60%,
10/1/18(c)..............................      AAA         1,075    1,322,250
MSR Public Power Agency Series D 6.75%
7/1/20 (MBIA Insured)(c)................      AAA         3,500    3,885,000
Northern California Power Agency Public
Power Revenue 7.50%, 7/1/23, Prerefunded
7/1/21 @ $100 (AMBAC Insured)...........      AAA           195      235,706
Orange County Water District COP 7%,
8/15/15, Prerefunded 8/15/00 @ $102.....      AAA         1,000    1,028,070
Pasadena COP 6.75%, 8/1/15, Prerefunded
8/1/00 @ $102...........................     Aaa(b)       1,000    1,026,350
Pomona Unified School District G.O.
Series C 5.60%, 8/1/12 (MBIA
Insured)(c).............................      AAA         1,500    1,548,750
Puerto Rico Electric Power Authority
Series P 7%, 7/1/21, Prerefunded 7/1/01
@ $102..................................      AAA         2,500    2,618,750
Puerto Rico Highway and Transportation
Authority Revenue Series T 6.625%,
7/1/18, Prerefunded 7/1/02
@ $101 1/2..............................      AAA           800      843,000
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          ------------  -------  -----------
PRE-REFUNDED--CONTINUED
Puerto Rico Highway and Transportation
Authority Revenue Series T 6.625%,
7/1/18, Prerefunded 7/1/02
@ $101 1/2..............................      AAA       $   200  $   210,750
Puerto Rico Public Building Authority
Series L 6.875%, 7/1/21, Prerefunded
7/1/02 @ $101 1/2.......................      AAA         1,670    1,768,113
Redlands COP Series C 7%, 12/1/22,
Prerefunded 12/1/00 @ $102 (MBIA
Insured)................................      AAA         1,000    1,036,590
Riverside County 8.625%, 5/1/16 (GNMA
Collateralized)(c)......................      AAA           700      923,125
Riverside County 7.80%, 5/1/21 (GNMA
Collateralized)(c)......................      AAA         4,000    5,025,000
Sacramento Cogeneration Authority
Project Revenue 6.375%, 7/1/10,
Prerefunded 7/1/05 @ $102...............       NR           500      543,125
San Bernandino County COP Series B 7%,
8/1/28, Prerefunded 8/1/01 @ $102.......      AAA         2,200    2,310,000
Torrance Hospital Revenue 7.10%,
12/1/15, Prerefunded 12/1/05 @ $100.....      AAA         1,615    1,744,200
                                                                 -----------
                                                                  30,814,554
                                                                 -----------
WATER REVENUE--6.0%
Chino Basin Financing Authority Revenue
5.90%, 8/1/11 (AMBAC Insured)...........      AAA         2,000    2,130,000
Long Beach Water Revenue Series A 5%,
5/1/24 (MBIA Insured)...................      AAA         2,000    1,750,000
Metropolitan Water District Waterworks
Revenue Series A 4.75%, 7/1/22..........       AA         1,000      842,500
                                                                 -----------
                                                                   4,722,500
                                                                 -----------
----------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $76,718,040)                                     77,644,154
----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.3%
(IDENTIFIED COST $76,718,040)                                     77,644,154(a)
Cash and receivables, less liabilities--1.7%                       1,361,454
                                                               -------------
NET ASSETS--100.0%                                             $  79,005,608
                                                               =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,639,058 and gross depreciation of $1,712,944 for federal income tax purposes. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $76,718,040.
(b)  As rated by Moodys, Duff & Phelps or Fitch.
(c)  Escrowed to Maturity.
     At April 30, 2000, the concentration of the Funds investments by State, determined as a percentage of total investments, is as follows: California 93% and Puerto Rico 7%.
     At April 30, 2000, 65.7% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA, 24%, AMBAC, 12% and FGIC, 17%.

                       See Notes to Financial Statements                       5

Phoenix-Goodwin California Tax Exempt Bonds, Inc.

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

ASSETS
Investment securities at value
  (Identified cost $76,718,040)                               $   77,644,154
Receivables
  Interest                                                         1,623,507
  Fund shares sold                                                    33,609
Prepaid expenses                                                       1,237
                                                              --------------
    Total assets                                                  79,302,507
                                                              --------------
LIABILITIES
Payables
  Custodian                                                            2,697
  Fund shares repurchased                                             62,358
  Dividend distributions                                              64,562
  Transfer agent fee                                                  43,615
  Investment advisory fee                                             29,589
  Distribution fee                                                    17,513
  Trustees' fee                                                       13,098
  Financial agent fee                                                  8,606
Accrued expenses                                                      54,861
                                                              --------------
    Total liabilities                                                296,899
                                                              --------------
NET ASSETS                                                    $   79,005,608
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of common stock                     $   77,846,019
Distributions in excess of net investment income                     (64,562)
Accumulated net realized gain                                        298,037
Net unrealized appreciation                                          926,114
                                                              --------------
NET ASSETS                                                    $   79,005,608
                                                              ==============
CLASS A
Shares of common stock outstanding, $0.01 par value,
  250,000,000 shares authorized (Net Assets $77,265,070)           6,371,690
Net asset value per share                                             $12.13
Offering price per share $12.13/(1-4.75%)                             $12.73
CLASS B
Shares of common stock outstanding, $0.01 par value,
  250,000,000 shares authorized (Net Assets $1,740,538)              143,341
Net asset value and offering price per share                          $12.14

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 2000

INVESTMENT INCOME
Interest                                                      $    5,109,154
                                                              --------------
    Total investment income                                        5,109,154
                                                              --------------
EXPENSES
Investment advisory fee                                              387,600
Distribution fee, Class A                                            210,871
Distribution fee, Class B                                             17,852
Financial agent fee                                                  108,265
Transfer agent                                                       104,876
Professional                                                          35,648
Trustees                                                              24,169
Printing                                                              23,070
Registration                                                          21,143
Custodian                                                              8,717
Miscellaneous                                                         15,691
                                                              --------------
    Total expenses                                                   957,902
                                                              --------------
NET INVESTMENT INCOME                                              4,151,252
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      511,799
Net change in unrealized appreciation (depreciation) on
  investments                                                     (7,025,448)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (6,513,649)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (2,362,397)
                                                              ==============

6                      See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bonds, Inc.

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended   Year Ended
                                            4/30/00       4/30/99
                                          ------------  -----------
FROM OPERATIONS
  Net investment income (loss)            $  4,151,252  $ 4,764,567
  Net realized gain (loss)                     511,799      997,780
  Net change in unrealized appreciation
    (depreciation)                          (7,025,448)     112,639
                                          ------------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (2,362,397)   5,874,986
                                          ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (4,090,438)  (4,660,039)
  Net investment income, Class B               (73,010)     (69,380)
  Net realized gains, Class A               (1,010,659)    (495,087)
  Net realized gains, Class B                  (22,760)      (8,845)
                                          ------------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (5,196,867)  (5,233,351)
                                          ------------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (164,765
    and 951,723 shares, respectively)        2,093,896   12,621,925
  Net asset value of shares issued from
    reinvestment of distributions
    (194,344 and 172,258 shares,
    respectively)                            2,386,464    2,289,980
  Cost of shares repurchased (1,210,978
    and 1,701,261 shares, respectively)    (15,038,907) (22,628,530)
                                          ------------  -----------
Total                                      (10,558,547)  (7,716,625)
                                          ------------  -----------
CLASS B
  Proceeds from sales of shares (42,249
    and 28,783 shares, respectively)           521,497      382,076
  Net asset value of shares issued from
    reinvestment of distributions
    (4,418 and 3,219 shares,
    respectively)                               54,190       42,838
  Cost of shares repurchased (47,061 and
    7,282 shares, respectively)               (579,840)     (97,065)
                                          ------------  -----------
Total                                           (4,153)     327,849
                                          ------------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (10,562,700)  (7,388,776)
                                          ------------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS    (18,121,964)  (6,747,141)
NET ASSETS
    Beginning of period                     97,127,572  103,874,713
                                          ------------  -----------
    END OF PERIOD [INCLUDING
     DISTRIBUTIONS IN EXCESS OF NET
      INVESTMENT INCOME OF ($64,562) AND
     ($52,409), RESPECTIVELY]             $ 79,005,608  $97,127,572
                                          ============  ===========

                       See Notes to Financial Statements                       7

Phoenix-Goodwin California Tax Exempt Bonds, Inc.

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS A
                                                  ----------------------------------------------------------
                                                                     YEAR ENDED APRIL 30
                                                  ----------------------------------------------------------
                                                     2000        1999         1998         1997       1996
Net asset value, beginning of period              $ 13.18     $ 13.12     $  12.72     $  12.77     $  12.63
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       0.60        0.64         0.65         0.66         0.67
  Net realized and unrealized gain (loss)           (0.90)       0.11         0.47         0.04         0.20
                                                  -------     -------     --------     --------     --------
      TOTAL FROM INVESTMENT OPERATIONS              (0.30)       0.75         1.12         0.70         0.87
                                                  -------     -------     --------     --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.60)      (0.63)       (0.65)       (0.66)       (0.67)
  Distributions in excess of net investment
    income                                             --          --           --           --        (0.01)
  Distributions from net realized gains             (0.15)      (0.06)       (0.07)       (0.09)       (0.03)
  Distributions in excess of accumulated net
    realized gains                                     --          --           --           --        (0.02)
                                                  -------     -------     --------     --------     --------
      TOTAL DISTRIBUTIONS                           (0.75)      (0.69)       (0.72)       (0.75)       (0.73)
                                                  -------     -------     --------     --------     --------
  Change in net asset value                         (1.05)       0.06         0.40        (0.05)        0.14
                                                  -------     -------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                    $ 12.13     $ 13.18     $  13.12     $  12.72     $  12.77
                                                  =======     =======     ========     ========     ========
Total return(1)                                    (2.17)%       5.92%        8.84%        5.56%        6.92%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)           $77,265     $95,230     $102,312     $109,358     $113,806

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.10%        1.00%        0.96%        0.93%        0.99%
  Net investment income                             4.84%        4.72%        4.90%        5.13%        5.15%
Portfolio turnover                                    12%          14%           9%          17%          20%

                                                                          CLASS B
                                                  --------------------------------------------------------
                                                                    YEAR ENDED APRIL 30
                                                  --------------------------------------------------------
                                                    2000       1999       1998          1997         1996
Net asset value, beginning of period              $13.20     $13.13     $12.73        $12.77        $12.63
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      0.51       0.54       0.56          0.56          0.56(2)
  Net realized and unrealized gain (loss)          (0.91)      0.12       0.46          0.05          0.20
                                                  ------     ------     ------        ------        ------
      TOTAL FROM INVESTMENT OPERATIONS             (0.40)      0.66       1.02          0.61          0.76
                                                  ------     ------     ------        ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.51)     (0.53)     (0.55)        (0.56)        (0.56)
  Distributions in excess of net investment
    income                                            --         --         --            --         (0.01)
  Distributions from net realized gains            (0.15)     (0.06)     (0.07)        (0.09)        (0.03)
  Distributions in excess of accumulated net
    realized gains                                    --         --         --            --         (0.02)
                                                  ------     ------     ------        ------        ------
      TOTAL DISTRIBUTIONS                          (0.66)     (0.59)     (0.62)        (0.65)        (0.62)
                                                  ------     ------     ------        ------        ------
  Change in net asset value                        (1.06)      0.07       0.40         (0.04)         0.14
                                                  ------     ------     ------        ------        ------
NET ASSET VALUE, END OF PERIOD                    $12.14     $13.20     $13.13        $12.73        $12.77
                                                  ======     ======     ======        ======        ======
Total return(1)                                   (2.98)%      5.11%      8.10%         4.84%         6.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)           $1,741     $1,897     $1,562        $1,359        $1,258

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.85%       1.75%      1.71%         1.68%         1.78%
  Net investment income                            4.09%       3.97%      4.15%         4.37%         4.32%
Portfolio turnover                                   12%         14%         9%           17%           20%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Computed using average shares outstanding.

8                      See Notes to Financial Statements

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Goodwin California Tax Exempt Bonds, Inc. (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United states requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Directors.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $4,812 for Class A shares and deferred sales charges of $7,578 for Class B shares for the year ended April 30, 2000. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 2000, $29,914 was earned by the Distributor and $198,809 was paid to unaffiliated participants.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2000 (CONTINUED)

and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended April 30, 2000, transfer agent fees were $104,876, of which PEPCO retained $18,089, which is net of fees paid to State Street.

  At April 30, 2000, PHL and affiliates held 241 Class A shares and 10,985 Class B shares of the Fund with a combined value of $136,281.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities, excluding short-term securities and futures, for the year ended April 30, 2000, aggregated $9,799,418 and $19,979,840, respectively. There were no purchases or sales of long-term US Government securities.

4. ASSET CONCENTRATION

  There are certain risks arising from the Fund's concentration in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 2000, the Fund decreased capital paid in on shares of common stock by $2, increased distributions in excess of net investment income by $43 and decreased accumulated net realized gain by $41.

TAX INFORMATION NOTICE (UNAUDITED)

  EXEMPT-INTEREST DIVIDENDS:

  For federal income tax purposes, 97.2% of the income dividends paid by the Fund qualify as exempt-interest dividends.

  LONG-TERM CAPITAL GAINS:

  The Fund distributed $1,033,419 of long-term capital gain dividends.

  This report is not authorized for distribution to prospective investors in the Phoenix-Goodwin California Tax Exempt Bonds, Inc. unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Trustees and Shareholders of
Phoenix-Goodwin California Tax Exempt Bonds, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Goodwin California Tax Exempt Bonds, Inc. (the "Fund") at April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 1, 2000

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BONDS, INC.
101 Munson Street
Greenfield, Massachusetts 01301

DIRECTORS
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
Robert S. Driessen, Vice President
Timothy M. Heaney, Vice President
Michael Kearney, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary
Nancy J. Engberg, Assistant Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection                                   1-800-243-1574
Customer Service                                      1-800-243-1574
Investment Strategy Hotline                           1-800-243-4361 (option 2)
Marketing Department                                  1-800-243-4361 (option 3)
Text Telephone                                        1-800-243-1926
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200
                                                           PRSRT STD
                                                          U.S. Postage
                                                             PAID
                                                            Andrew
                                                           Associates
[LOGO]



For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
WWW.PHOENIXINVESTMENTS.COM



PXP 742 (6/00)